Equity Method Investments	12 Months Ended
Dec. 31, 2015
Equity Method Investments and Joint Ventures [Abstract]
Equity Method Investments
Equity Method Investments
The Company owns a 49% interest in a land seismic equipment business with BGP. BGP is a subsidiary of China National Petroleum Corporation (“CNPC”) and is a global geophysical services contracting company. The joint venture company, organized under the laws of the People’s Republic of China, is named INOVA Geophysical Equipment Limited (“INOVA Geophysical”). BGP owns the remaining 51% interest in INOVA Geophysical. INOVA Geophysical is managed through a Board of Directors consisting of four members appointed by BGP and three members appointed by the Company.
At December 31, 2014, the Company fully impaired its investment in INOVA as it determined that the decline in fair value below cost basis was other-than-temporary. This impairment was the result of the land seismic market having softened significantly due to reduced E&P company spending in the North American natural gas shale plays and reduced seismic activity in Russia and other regions due to lower crude oil prices. The Company recorded a charge of $30.7 million, impairing its equity investment in INOVA and its share of INOVA’s accumulated other comprehensive loss, reducing both balances to zero. The Company accounts for its 49% interest in INOVA Geophysical as an equity method investment. As of December 31, 2015, the carrying value of this investment remains zero. The Company no longer records it’s equity in losses or earnings and has no obligation, implicit or explicit, to fund any expenses of INOVA Geophysical.